Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED (Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

Jack B. Buchold certifies as follows:

3.               I am the Chief Financial Officer of The Bank Holdings.

4.               The Form 10-Q/A of The Bank Holdings for the Quarter Ended September 30, 2006 fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and the information contained in the report on Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of The Bank Holdings.

Date:	January 19, 2007	/s/ Jack B. Buchold
THE BANK HOLDINGS
Jack B. Buchold
Chief Financial Officer